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            Pruco Life PRUvider Variable Appreciable Account
          Pruco Life of New Jersey Variable Appreciable Account

              PRUviderSM Variable Appreciable LifeR Insurance
                                Contracts

                     Supplement dated October 21, 1999
                       Prospectus dated May 1, 1999

   The following disclosure replaces the fifth paragraph under "How the Portfolios are Managed" in the Prospectus:

   The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

                           Corporate

Assets Under Management (as of June 30, 1999): $48.6 billion.

Team Leader:  Steven Kellner. General Investment Experience:  13 years.

Portfolio Managers: 8. Average General Investment Experience: 13 years, which includes team members with mutual fund experience.

Sector:  U.S. investment-grade corporate securities.

Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

SVAL-1SUP Ed. 10-99